AMENDED SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                (Amendment No. 2)


                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

                         [X] Preliminary Proxy Statement
                         [ ] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
        [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                [ ] Confidential, For Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))

                           NEOMEDIA TECHNOLOGIES, INC.

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

                              [X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction: (5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

(2)      Form,  Schedule or  Registration  Statement No.:

(3)      Filing Party:

(4)      Date Filed:

                           NEOMEDIA TECHNOLOGIES, INC.
                          2201 Second Street, Suite 402
                            Fort Myers, Florida 33901



Dear Shareholder:

You are cordially invited to attend the 2003 Annual Meeting of Shareholders of NeoMedia Technologies, Inc. The annual meeting will be held at the office of NeoMedia, 2201 Second Street, Suite 402, Fort Myers, Florida 33901, on September 24, 2003, beginning at 10:00 a.m., Eastern Daylight Savings Time.

Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of NeoMedia's Board of Directors.

We hope to see you at the meeting.

                                        Sincerely,


                                        /s/ Charles T. Jensen
                                        President and Chief Executive Officer



August 21, 2003

                           NEOMEDIA TECHNOLOGIES, INC.
                          2201 Second Street, Suite 402
                            Fort Myers, Florida 33901

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO
                          BE HELD ON SEPTEMBER 24, 2003
               --------------------------------------------------

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Annual Meeting") of NeoMedia Technologies, Inc. will be held at the office of NeoMedia, 2201 Second Street, Suite 402, Fort Myers, Florida 33901, on September 24, 2003, beginning at 10:00 a.m., Eastern Daylight Savings Time, for the following purposes:

1. To elect five directors to hold office until the next annual meeting of stockholders and the due election and qualification of their successors (Item No. 1 on proxy card);

2. To approve an amendment to NeoMedia's Certificate of Incorporation to increase the number of shares of authorized common stock, par value $0.01, from 200,000,000 to 1,000,000,000 shares (Item No. 2 on proxy card);

3.       To approve the 2003 Stock Option Plan (Item No. 3 on proxy card); and

4. To consider such other business as may properly come before the meeting or any postponements or adjournments thereof.

         The Board of Directors has fixed the close of business on August 6, 2003, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. A complete list of the shareholders entitled to vote at the Annual Meeting will be open for examination by any shareholder during ordinary business hours for a period of ten days prior to the Annual Meeting at the office of NeoMedia, 2201 Second Street, Suite 402, Fort Myers, Florida 33901.

      YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

                                    IMPORTANT

         You are cordially invited to attend the Annual Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the Annual Meeting and vote your shares in person, you may revoke your proxy at that time.

--------------------------------------------------------------------------------
PLEASE NOTE THAT ATTENDANCE AT THE MEETING WILL BE LIMITED TO STOCKHOLDERS OF NEOMEDIA AS OF THE RECORD DATE (OR THEIR AUTHORIZED REPRESENTATIVES) HOLDING
ADMISSION TICKETS OR OTHER EVIDENCE OF OWNERSHIP. THE ADMISSION TICKET IS DETACHABLE FROM YOUR PROXY CARD. IF YOUR SHARES ARE HELD BY A BANK OR BROKER, PLEASE BRING TO THE MEETING YOUR BANK OR BROKER STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF NEOMEDIA STOCK TO GAIN ADMISSION TO THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------



August 21, 2003                              /s/ William E. Fritz, Secretary
Fort Myers, Florida                          -------------------------------
                                             William E. Fritz, Secretary

                               Proxy Statement for
                        Annual Meeting of Stockholders of
                           NEOMEDIA TECHNOLOGIES, INC.
                        To Be Held on September 24, 2003

                                TABLE OF CONTENTS

                                                                                                                       Page
   ABOUT THE MEETING......................................................................................................1
     What is the purpose of the annual meeting?...........................................................................1
     Who is entitled to vote?.............................................................................................1
     Who can attend the annual meeting?...................................................................................1
     What constitutes a quorum?...........................................................................................2
     How do I vote?.......................................................................................................2
     What if I do not specify how my shares are to be voted?..............................................................2
     Can I change my vote after I return my proxy card?...................................................................2
     What are the Board's recommendations?................................................................................2
     What vote is required to approve each item?..........................................................................2
PRINCIPAL HOLDERS OF VOTING SECURITIES....................................................................................4
PROPOSAL ONE..............................................................................................................6
   ELECTION OF DIRECTORS..................................................................................................6
     Directors Standing for Election......................................................................................6
   RECOMMENDATION OF THE BOARD OF DIRECTORS...............................................................................6
     The Board of Directors Unanimously Recommends a Vote "FOR" the Election of Each of the Nominees......................6
     Meetings.............................................................................................................7
     Committees Of The Board Of Directors.................................................................................7
     Compensation Of Directors............................................................................................7
     Vote Required For Election of Nominees for Directors.................................................................7
   MANAGEMENT.............................................................................................................8
   EXECUTIVE COMPENSATION.................................................................................................8
     Employment Agreements................................................................................................9
     Incentive Plan For Management........................................................................................9
     Stock Option Plans...................................................................................................9
     401(k) Plan..........................................................................................................9
     Options And Warrants Granted In The Last Fiscal Year................................................................10
     Option And Warrant Exercises In Last Fiscal Year And Fiscal Year-End Values.........................................10
   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS........................................................................10
   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...............................................................11
   COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS.........................................................................11
   REPORT OF THE COMPENSATION COMMITTEE  OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION(1)..........................11
     General Compensation Philosophy.....................................................................................12
   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...........................................................13
   REPORT OF THE AUDIT COMMITTEE.........................................................................................13
PROPOSAL TWO.............................................................................................................14
   INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK...............................................................14

     General Information.................................................................................................14
     Vote Required For An Increase In Authorized Shares Of Common Stock..................................................16
   RECOMMENDATION OF THE BOARD OF DIRECTORS..............................................................................16
   DESCRIPTION OF SECURITIES.............................................................................................16
     Common Stock........................................................................................................17
     Preferred Stock.....................................................................................................17
     Warrants And Options................................................................................................19
     Anti-Takeover Effects Of Provisions Of The Certificate Of Incorporation.............................................20
PROPOSAL THREE...........................................................................................................21
   APPROVAL OF THE 2003 STOCK OPTION PLAN................................................................................21
     General Information.................................................................................................21
     The Plan And Participants...........................................................................................21
     Option Terms And Grants.............................................................................................22
     Federal Tax Aspects Of The Plan.....................................................................................22
     Vote Required For Approval Of The Plan..............................................................................24
     Recommendation Of The Board Of Directors............................................................................24
AUDITORS.................................................................................................................25
     Audit Fees..........................................................................................................25
     Financial Information Systems Design And Implementation Fees........................................................25
     Other Fees..........................................................................................................25
OTHER MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING OF STOCKHOLDERS.....................................................25
ADDITIONAL INFORMATION...................................................................................................25

APPENDIX A................................................................................................................1
   NEOMEDIA TECHNOLOGIES, INC.  2003 STOCK OPTION PLAN....................................................................1
APPENDIX B................................................................................................................1

                           NEOMEDIA TECHNOLOGIES, INC.
                          2201 SECOND STREET, SUITE 402
                            FORT MYERS, FLORIDA 33901


                            -------------------------

                                 PROXY STATEMENT
                                 AUGUST 6, 2003

                            -------------------------

         This proxy statement contains information related to the Annual Stockholders Meeting (the "Annual Meeting") of NeoMedia Technologies, Inc., a Delaware corporation ("NeoMedia" or the "Company"), to be held at the principal executive offices of NeoMedia, 2201 Second Street, Suite 402, Fort Myers, Florida 33901 on September 24, 2003, beginning at 10:00 a.m., and at any postponements or adjournments thereof, for the purposes set forth herein. This proxy statement, the enclosed proxy and a copy of NeoMedia's Annual Report to Stockholders for the fiscal year ended December 31, 2002, are first being mailed on or about August 22, 2003, to all stockholders entitled to vote. NeoMedia is making this proxy solicitation.


                                ABOUT THE MEETING


WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         At NeoMedia's annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, which relates to the election of directors, the approval of an amendment to NeoMedia's Certificate of Incorporation to increase the authorized common stock to 1,000,000,000 shares.


WHO IS ENTITLED TO VOTE?

         Only shareholders of record on the close of business on the record date, August 6, 2003, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of capital stock will be entitled to the number of votes set forth in the following table on each matter to be voted upon at the meeting. The holders of common stock vote together as a single class. See "Description of Securities."

DESCRIPTION OF CAPITAL STOCK        NUMBER OF VOTES              TOTAL VOTES
----------------------------        ---------------              -----------

Common Stock                        One Vote Per Share           157,650,104


WHO CAN ATTEND THE ANNUAL MEETING?

         All shareholders as of the record date, or their duly appointed proxies, may attend the annual meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 8:30 a.m., and seating will begin at 8:45 a.m. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

         Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, the shareholders held a total of 157,650,104 votes. As such, holders of at least 78,825,053 shares (i.e., a majority) must be present at the meeting, in person or by proxy, to obtain a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.


HOW DO I VOTE?

         If you complete and properly sign the accompanying proxy card and return it to NeoMedia, then it will be voted as you direct. If you are a registered shareholder and attend the meeting, then you may deliver your completed proxy card in person or vote by ballot at the meeting. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.


WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

         If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board's recommendations.


CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of NeoMedia either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.


WHAT ARE THE BOARD'S RECOMMENDATIONS?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board's recommendation is set forth together with the description of such item in this proxy statement. In summary, the Board recommends a vote:

         o    FOR the election of the nominated slate of directors (see page 6);

         o FOR the approval of an amendment to NeoMedia's Certificate of Incorporation to increase the authorized shares of NeoMedia's common stock to 1,000,000,000 shares (see page 14);

         o    FOR the approval of the 2003 Stock Option Plan (see page 19).

         With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.


WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

         ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the meeting (regardless of the class or series of stock held) is required for the election of directors. This means that the five nominees will be elected if they receive more affirmative votes than any other person. A properly executed proxy marked "Withheld" with respect to the election of any director will not be voted with respect to such director indicated, although it will be counted for purposes of determining whether there is a quorum.

         INCREASE IN AUTHORIZED SHARES. For the approval of an amendment to NeoMedia's Certificate of Incorporation to increase the authorized shares of NeoMedia's common stock to 1,000,000,000 shares, the affirmative vote of the holders of a majority of the outstanding shares (regardless of the class or series of stock held) will be required for approval. A properly executed proxy marked "Abstain" with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

         APPROVAL OF THE 2003 STOCK OPTION PLAN. For the approval of the 2003 Stock Option Plan, and any other item that properly comes before the meeting, the affirmative vote of the holders of a majority of the outstanding shares (regardless of the class or series of stock held) will be required for approval. A properly executed proxy marked "Abstain" with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

         If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes," however, will be counted in determining whether there is a quorum.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table contains information about the beneficial ownership of our common stock as of August 6, 2003, for:

         (i) each person who beneficially owns more than five percent of the common stock;

         (ii)     each of our directors;

         (iii)    the named executive officers; and

         (iv)     all directors and executive officers as a group.

                                                                        AMOUNT AND NATURE
                                                                          OF BENEFICIAL          PERCENT
                                                                           A OWNERSHIP (1)      OF CLASS (1)

               Charles W. Fritz (2)(3)                                     20,316,467              12.6%
               William Fritz(2)(4)                                         55,674,776              34.7%
               Charles T. Jensen(2)(5)                                      1,506,886                  *
               David A. Dodge(2)(6)                                           495,700                  *
               A. Hayes Barclay(2)(7)                                         269,000                  *
               James J. Keil(2)(8)                                            793,000                  *
                                                                        ------------------------------------
               Officers and Directors as a Group (9 Persons)(9)            79,055,829              47.7%
                                                                        ====================================

------------------------------------------
* Indicates less than 1%.


(1) Applicable percentage of ownership is based on 157,650,104 shares of common stock outstanding as of August 6, 2003, together with securities exercisable or convertible into shares of common stock within 60 days of August 6, 2003 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of August 6, 2003 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Address of the referenced individual is c/o NeoMedia Technologies, Inc., 2201 Second Street, Suite 402, Fort Myers, FL, 33901.

(3) Shares beneficially owned include 100 shares owned by each of Mr. Fritz's four minor children for an aggregate of 400 shares, 1,549,000 shares of common stock issuable upon exercise of options granted under our 2002 and 1998 stock option plans, 1,510,000 shares issuable upon exercise of stock warrants, 15,714,098 shares of common stock owned by Mr. Charles W. Fritz directly, and 1,542,969 shares of common stock held by the CW/LA II Family Limited Partnership, a family limited partnership for the benefit of Mr. Fritz's family.

(4) William E. Fritz, NeoMedia's corporate secretary and a director, and his wife, Edna Fritz, are the general partners of the Fritz Family Limited Partnership and therefore each are deemed to be the beneficial owners of the 1,511,742 shares held in the Fritz Family Partnership. As trustee of each of the Chandler R. Fritz 1994 Trust, Charles W. Fritz 1994 Trust and Debra F. Schiafone 1994 Trust, William E. Fritz is deemed to be the beneficial owner of the 165,467 shares of NeoMedia held in these trusts. Additionally, Mr. Fritz is deemed to own:
         51,172,567 shares held directly by Mr. Fritz or his spouse, 2,540,000 shares to be issued upon the exercise of warrants held by Mr. Fritz or his spouse, and 285,000 shares to be issued upon the exercise of options held by Mr. Fritz or his spouse. Mr. William E. Fritz may be deemed to be a parent and promoter of NeoMedia, as those terms are defined in the Securities Act.

(5) Includes 1,505,386 shares of common stock issuable upon exercise of options granted under NeoMedia's 2002, 1998, and 1996 stock option plans, and 1,500 shares owned by Mr. Jensen's son.

(6) Includes 495,700 shares of common stock issuable upon exercise of options granted under NeoMedia's 2002 and 1998 stock option plans.

(7) Includes 264,000 shares of common stock issuable upon exercise of options granted under NeoMedia's 2002, 1998, and 1996 stock option plans, and 5,000 shares owned by Mr. Barclay directly.

(8) Includes 10,000 shares issuable upon exercise of warrants, and 783,000 shares owned by Mr. Keil directly.

(9) Includes an aggregate of 4,099,086 currently exercisable options to purchase shares of common stock granted under NeoMedia's 2002, 1998, and 1996 stock option plans, 4,060,000 currently exercisable warrants to purchase shares of common stock, and 70,896,743 shares owned directly by NeoMedia's officers and directors.

                                  PROPOSAL ONE


                              ELECTION OF DIRECTORS


DIRECTORS STANDING FOR ELECTION

         The Board of Directors of NeoMedia consists of 5 seats. Each director holds office until the first annual meeting of shareholders following their election or appointment and until their successors have been duly elected and qualified.

         The Board of Directors has nominated Charles W. Fritz, Charles T. Jensen, William E. Fritz, James J. Keil and A Hayes Barclay for election as directors. The accompanying proxy will be voted for the election of these nominees, unless authority to vote for one or more nominees is withheld. In the event that any of the nominees is unable or unwilling to serve as a director for any reason (which is not anticipated), the proxy will be voted for the election of any substitute nominee designated by the Board of Directors. The nominees for directors have previously served as members of the Board of Directors of NeoMedia and have consented to serve such term.


                    RECOMMENDATION OF THE BOARD OF DIRECTORS


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES


DIRECTORS - PRESENT TERM EXPIRES AT THE ANNUAL MEETING

         The following is information concerning nominees for election proposed by the Board of Directors. None of the nominees are adverse parties in any legal proceedings involving NeoMedia.

         CHARLES W. FRITZ, age 47, is a founder of NeoMedia and has served as an officer and as a Director of NeoMedia since our inception. On August 6, 1996, Mr. Fritz was appointed Chief Executive Officer and Chairman of the Board of Directors. On April 2, 2001, Mr. Fritz was appointed as President where he served until June 2002. Mr. Fritz is currently a member of the Compensation Committee. Prior to founding NeoMedia, Mr. Fritz was an account executive with IBM Corporation from January 1986 to January 1988, and Director of Marketing and Strategic Alliances for the information consulting group from February 1988 to January 1989. Mr. Fritz holds an M.B.A. from Rollins College and a B.A. in finance from the University of Florida. Mr. Fritz is the son of William E. Fritz, a Director of NeoMedia.

         CHARLES T. JENSEN, age 59, was Chief Financial Officer, Treasurer and Vice-President of NeoMedia since May 1, 1996. Mr. Jensen has been a Director since August 6, 1996, and currently is a member of the Compensation Committee. During June 2002, Mr. Jensen was promoted to President, Chief Operating Officer, and Acting Chief Executive Officer. Prior to joining NeoMedia in November 1995, Mr. Jensen was Chief Financial Officer of Jack M. Berry, Inc., a Florida corporation which grows and processes citrus products, from December 1994 to October 1995, and at Viking Range Corporation, a Mississippi corporation which manufactures gas ranges, from November 1993 to December 1994. From December 1992 to February 1994, Mr. Jensen was Treasurer of Lin Jensen, Inc., a Virginia corporation specializing in ladies clothing and accessories. Prior to that, from January 1982 to March 1993, Mr. Jensen was Controller and Vice-President of Finance of The Pinkerton Tobacco Co., a tobacco manufacturer. Mr. Jensen holds a B.B.A. in accounting from Western Michigan University and is a Certified Public Accountant.

         WILLIAM E. FRITZ, age 73, is a founder of NeoMedia and has served as Secretary and Director of NeoMedia since our inception. Mr. Fritz also served as Treasurer of NeoMedia from its inception until May 1, 1996. Since February 1981, Mr. Fritz has been an officer and either the sole stockholder or a majority stockholder of G.T. Enterprises, Inc. (formerly Gen-Tech, Inc.), D.M., Inc. (formerly Dev-Mark, Inc.) and EDSCO, three railroad freight car equipment manufacturing companies. Mr. Fritz holds a B.S.M.E. and a Bachelor of Naval Science degree from the University of Wisconsin. Mr. Fritz is the father of Charles W. Fritz, NeoMedia's former Chief Executive Officer and Chairman of the Board of Directors.

         JAMES J. KEIL, age 75, has been a Director of NeoMedia since August 6, 1996. Mr. Keil currently is a member of the Compensation Committee, the Stock Option Committee and the Audit Committee. He is founder and President of Keil & Keil Associates, a business and marketing consulting firm located in Washington, D.C., specializing in marketing, sales, document application strategies, recruiting and electronic commerce projects. Prior to forming Keil & Keil Associates in 1990, Mr. Keil worked for 38 years at IBM Corporation and Xerox Corporation in various marketing, sales and senior executive positions. From

1989-1995, Mr. Keil was on the Board of Directors of Elixir Technologies Corporation (a non-public corporation), and from 1990-1992 was the Chairman of its Board of Directors. From 1992-1996, Mr. Keil served on the Board of Directors of Document Sciences Corporation. Mr. Keil holds a B.S. degree from the University of Dayton and did Masters level studies at the Harvard Business School and the University of Chicago in 1961/62.

         A. HAYES BARCLAY, age 72, has been a Director of NeoMedia since August 6, 1996, and currently is a member of the Stock Option Committee and the Audit Committee. Mr. Barclay has practiced law for approximately 37 years and, since 1967, has been an officer, owner and employee of the law firm of Barclay & Damisch, Ltd. and its predecessor, with offices in Chicago, Wheaton and Arlington Heights, Illinois. Mr. Barclay holds a B.A. degree from Wheaton College, a B.S. from the University of Illinois and a J.D. from the Illinois Institute of Technology - Chicago Kent College of Law.

         NeoMedia's by-laws permit the Board of Directors to fill any vacancy and such director may serve until the next annual meeting of shareholders and the due election and qualification of his successor.


MEETINGS

         During the year ended December 31, 2002, NeoMedia held 7 directors' meetings and each incumbent director attended more than seventy-five percent of the total of meetings of the Board of Directors and the Committees of which he is a member.


COMMITTEES OF THE BOARD OF DIRECTORS

         NeoMedia's Board of Directors has an Audit Committee, Compensation Committee and a Stock Option Committee. The Board of Directors does not have a standing Nominating Committee.

         AUDIT COMMITTEE. The Audit Committee is responsible for nominating NeoMedia's independent accountants for approval by the Board of Directors, reviewing the scope, results and costs of the audit with NeoMedia's independent accountants, and reviewing the financial statements, audit practices and internal controls of NeoMedia. During 2002, members of the Audit Committee were nonemployee directors James J. Keil and A. Hayes Barclay. During 2002, the Audit Committee held one meeting.

         COMPENSATION COMMITTEE. The Compensation Committee is responsible for recommending compensation and benefits for the executive officers of NeoMedia to the Board of Directors and for administering NeoMedia's Incentive Plan for Management. Charles W. Fritz, Charles T. Jensen, A. Hayes Barclay, and James J. Keil, were members of NeoMedia's Compensation Committee during 2002. This Committee held one meeting during 2002.

         STOCK OPTION COMMITTEE. The Stock Option Committee, which is comprised of non-employee directors, is responsible for administering NeoMedia's Stock Option Plans. A. Hayes Barclay and James J. Keil are the current members of NeoMedia's Stock Option Committee. During 2002, this Committee held five meetings.


COMPENSATION OF DIRECTORS

         Each outside director will be granted 1,000,000 options at an exercise price of $0.01 per share from the 2003 Stock Option Plan, pending approval of such stock option plan. The last grant to outside directors was at NeoMedia's previous annual meeting held on June 6, 2002, at which each outside director received 100,000 options with an exercise price of $0.05 per share. NeoMedia does not have a written compensation policy for its outside directors at this time.


VOTE REQUIRED FOR ELECTION OF NOMINEES FOR DIRECTORS

         Election of the nominees for director will require that the holders of at least a plurality of the shares of Common Stock present or represented at the meeting and entitled to vote thereon vote "FOR".

                                   MANAGEMENT

         As of August 6, 2003, NeoMedia's directors and executive officers were:

           NAME                    AGE      POSITION
           ----                    ---      --------
           Charles W. Fritz        47       Chairman of the Board of Directors
           Charles T. Jensen       59       President, Chief Operating Officer,
                                              Acting Chief Executive Officer and
                                              Director
           David A. Dodge          28       Vice-President, Chief Financial
                                              Officer and Controller
           William E. Fritz        73       Secretary and Director
           James J. Keil           75       Director
           A. Hayes Barclay        72       Director

         Below are biographies of our executive officers (who were not also directors) as of August 6, 2003:

         DAVID A. DODGE joined NeoMedia in 1999 as the Financial Reporting Manager. Since then, Mr. Dodge has acted as NeoMedia's Director of Financial Planning and Controller, and currently holds the title of Vice President, Chief Financial Officer and Controller. Prior to joining NeoMedia in 1999, Mr. Dodge was an auditor with Ernst & Young LLP for 2 years. Mr. Dodge holds a B.A. in economics from Yale University and an M.S. in accounting from the University of Hartford, and is also a Certified Public Accountant.


                             EXECUTIVE COMPENSATION

         The following table sets forth certain information with respect to the compensation paid during the years ended December 31, 2002, 2001, and 2000 to:
(i) NeoMedia's Chief Executive Officer and (ii) each of NeoMedia's other executive officers as of December 31, 2002 who received aggregate cash compensation during the year ended December 31, 2001 in excess of $100,000 for services rendered to NeoMedia (collectively, "the Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                        ANNUAL COMPENSATION                       LONG-TERM COMPENSATION
                                                             OTHER               SECURITIES
                                                            ANNUAL   RESTRICTED  UNDERLYING
                                                           COMPENS-     STOCK     OPTIONS/     LTIP      ALL OTHER
           NAME AND                   SALARY    BONUS        ATION    AWARD(S)    SARS (1)    PAYOUTS   COMPENSATION
      PRINCIPAL POSITION      YEAR     ($)       ($)          ($)        ($)         (#)        ($)         ($)
------------------------------------------------------------------------------------------------------------------------------

Charles W. Fritz              2002   $ 144,583    $   -     $  -      $   -      1,800,000    $   -      $    4,470(3)
  Chairman of the Board       2001     221,758        -        -          -        400,000        -          21,532(3),(4)
                              2000     250,000  148,800(2)     -          -         49,000        -          22,502(3),(4)

Charles T. Jensen             2002     163,542        -        -          -        800,000        -           5,079(3)
  Chief Operating Officer,    2001     144,239        -        -          -        240,000        -          17,794(3),(4)
  President, Acting Chief     2000     150,000   87,860(2)     -          -         37,000        -          29,767(3),(4)
  Executive Officer

(1) Represents options granted under NeoMedia's 2002 and 1998 Stock Option Plans and warrants granted at the discretion of NeoMedia's Board of Directors.

(2) In June 2001, NeoMedia's Compensation Committee approved an adjustment, relating to the Digital:Convergence patent license fees, to the Annual Incentive Plan for Management that reduced the 2000 bonus payout by approximately $1.1 million. The original amount recorded in 2000 and reported on NeoMedia's Form 10-KSB for 2000 was $430,800 for Charles W. Fritz and $193,860 for Charles T. Jensen. The adjusted amounts are presented in the table above.

(3) Includes automobile expenses attributable to personal use and the corresponding income tax effects.

(4) Includes life insurance premiums where policy benefits are payable to beneficiary of the Named Executive Officer.

EMPLOYMENT AGREEMENTS

         NeoMedia does not currently have any unexpired employment agreements with any of its officers or employees.


INCENTIVE PLAN FOR MANAGEMENT

         Effective as of January 1, 1996, NeoMedia adopted an Annual Incentive Plan for Management ("Incentive Plan"), which provides for annual bonuses to eligible employees based upon the attainment of certain corporate and/or individual performance goals during the year. The Incentive Plan is designed to provide additional incentive to NeoMedia's management to achieve these growth and profitability goals. Participation in the Incentive Plan is limited to those employees holding positions assigned to incentive eligible salary grades and whose participation is authorized by NeoMedia's Compensation Committee which administers the Incentive Plan, including determination of employees eligible for participation or exclusion. The Board of Directors can amend, modify or terminate the Incentive Plan for the next plan year at any time prior to the commencement of such next plan year.

         To be eligible for consideration for inclusion in the Incentive Plan, an employee must be on NeoMedia's payroll for the last three months of the year involved. Death, total and permanent disability or retirement are exceptions to such minimum employment, and awards in such cases are granted on a pro-rata basis. In addition, where employment is terminated due to job elimination, a pro rata award may be considered. Employees who voluntarily terminate their employment, or who are terminated by NeoMedia for unacceptable performance, prior to the end of the year are not eligible to participate in the Incentive Plan. All awards are subject to any governmental regulations in effect at the time of payment.

         Performance goals are determined for both NeoMedia's and/or the employee's performance during the year, and if performance goals are attained, eligible employees are entitled to an award based upon a specified percentage of their base salary.

         No incentive plan was in place for fiscal year 2002.


STOCK OPTION PLANS

         Effective February 1, 1996 (and amended and restated effective July 18, 1996 and further amended through November 18, 1996), NeoMedia adopted its 1996 Stock Option Plan ("1996 Stock Option Plan"). The 1996 Stock Option Plan provides for the granting of non-qualified stock options and "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and provides for the issuance of a maximum of 1,500,000 shares of common stock.

         Effective March 27, 1998, NeoMedia adopted its 1998 Stock Option Plan ("1998 Stock Option Plan"). The 1998 Stock Option Plan provides for the granting of non-qualified stock options and provides for the issuance of a maximum of 8,000,000 shares of common stock.

         Effective June 6, 2002, NeoMedia adopted its 2002 Stock Option Plan. The 2002 Stock Option Plan provides for authority for the Board of Directors to the grant non-qualified stock options with respect to a maximum of 10,000,000 shares of common stock.


401(K) PLAN

         NeoMedia maintains a 401(k) Profit Sharing Plan and Trust (the "401(k) Plan"). All employees of NeoMedia who are 21 years of age and who have completed three months of service are eligible to participate in the 401(k) Plan. The 401(k) Plan provides that each participant may make elective contributions of up to 20% of such participant's pre-tax salary (up to a statutorily prescribed annual limit) to the 401(k) Plan, although the percentage elected by certain highly compensated participants may be required to be lower. All amounts contributed to the 401(k) Plan by employee participants and earnings on these contributions are fully vested at all times. The 401(k) Plan also provides for matching and discretionary contributions by NeoMedia. To date, NeoMedia has not made any such contributions.

OPTIONS AND WARRANTS GRANTED IN THE LAST FISCAL YEAR

         The following table contains information concerning the grant of options, all of which are nonqualified, and warrants to the Named Executive Officers during the year ended December 31, 2002:

                                         PERCENT OF
                        NUMBER OF          TOTAL
                        SECURITIES        OPTIONS/                                            POTENTIAL REALIZABLE VALUE
                        UNDERLYING          SARS                                                AT ASSUMED ANNUAL RATES
                         OPTIONS         GRANTED TO      EXERCISE OR                          OF STOCK PRICE APPRECIATION
                         GRANTED        EMPLOYEES IN      BASE PRICE       EXPIRATION               FOR OPTION TERM
       NAME                (#)          FISCAL YEAR       ($/SHARE)           DATE               5% ($)         10% ($)

Charles W. Fritz              50,000        0.3%            $0.14       January 9, 2012               $4,245        $10,758
                             250,000        1.4%            $0.05       June 6, 2012                  $7,861        $19,922
                           1,500,000        8.7%            $0.05       June 6, 2007                 $20,721        $45,788

Charles T. Jensen             50,000        0.3%            $0.14       January 9, 2012               $4,245        $10,758
                             250,000        1.4%            $0.05       June 6, 2012                  $7,861        $19,922
                             500,000        2.9%            $0.05       June 6, 2012                 $15,722        $39,844


OPTION AND WARRANT EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

         The following table sets forth options exercised by NeoMedia Named Executive Officers during fiscal 2002, and the number and value of all unexercised options at fiscal year end.

                                                       NUMBER OF UNEXERCISED
                       SHARES                          SECURITIES UNDERLYING                 VALUE OF UNEXERCISED IN-
                      ACQUIRED        VALUE               OPTIONS/SARS AT                    THE-MONEY OPTIONS/SARS AT
                     ON EXERCISE    REALIZED             DECEMBER 31, 2002                     DECEMBER 31, 2002 (1)
NAME                     (#)           ($)        EXERCISABLE      UNEXERCISABLE          EXERCISABLE      UNEXERCISABLE

Charles W. Fritz          140,775       $1,408         2,829,400             219,600               -                  -

Charles T. Jensen               -            -         1,400,586             104,800               -                  -


(1) The value of the in the money options is calculated by the difference between the market price of the stock at December 31, 2002 ($0.01) and the exercise price of the options. No options held by the Named Executive Officers were "In-the-money" as of December 31, 2002.




                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During February 2002, NeoMedia borrowed $10,000 from William E. Fritz under a note payable bearing interest at 8% per annum with a term of 30 days. The note was repaid during April 2003.

         During March 2002, NeoMedia borrowed $190,000 from William E. Fritz under a note payable bearing interest at 8% per annum with a term of 16 days. The note was repaid during March 2002.

         During April 2002, NeoMedia borrowed $11,000 from William E. Fritz under a note payable bearing interest at 8% per annum with a term of 60 days. The note was repaid during April 2003.

     During November 2002, NeoMedia issued Convertible Secured Promissory Notes with an aggregate face value of $60,000 to 3 separate parties, including Charles
W. Fritz, Chairman of the Board of Directors of NeoMedia; William E. Fritz, an outside director; and James J. Keil, an outside director. The notes bear interest at a rate of 15% per annum, and matured at the earlier of i.) four months, or ii.) the date the shares underlying the Cornell Equity Line of Credit are registered with the SEC. The notes were convertible, at the option of the holder, into either cash or shares of our common stock at a 30% discount to either market price upon closing, or upon conversion, whichever is lower. NeoMedia also granted to the holders an additional 1,355,670 shares of its common stock and 60,000 warrants to purchase shares of its common stock at $0.03 per share, with a term of three years. The warrants and shares were issued in January 2003. In addition, since this debt is convertible into equity at the option of the note holder at beneficial conversion rates, an embedded beneficial conversion feature was recorded as a debt discount and amortized using the effective interest rate over the life of the debt in accordance with EITF 00-27.

Total cost of beneficial conversion feature, fair value of the stock and cost of warrants issued exceed the face value of the notes payable, therefore, only $60,000, the face amount of the note, was recognizable as debt discount, and amortized over the life of the notes payable. During March 2003, two of the affiliated parties, Mr. William Fritz and Mr. Keil, agreed to extend the maturity date due to the Company's capital constraints. The Company repaid Charles Fritz's note in full during March 2003, and repaid James J. Keil's note in full during April 2003. The Company paid $30,000 of the principal on William Fritz's note during April 2003, and entered into a new note with Mr. Fritz for the remaining $10,000. The new note bears interest at a rate of 10% per annum and matures in April 2004. The new note also includes a provision under which, as consideration for the loan, Mr. Fritz will receive a 3% royalty on all future revenue generated from the Company's intellectual property.

         During April 2003, the Board of Directors of NeoMedia approved the payment in full of approximately $154,000 of liabilities owed by NeoMedia to Charles W. Fritz, NeoMedia's Founder and Chairman of the Board of Directors, through the issuance of 15,445,967 shares of common stock.

         During April 2003, NeoMedia sold 25,000,000 shares of its common stock, par value $0.01, in a private placement at a price of $0.01 per share. In connection with the sale, NeoMedia also granted the purchaser 25,000,000 warrants to purchase shares of NeoMedia's common stock at an exercise price of $0.01 per share. The purchaser was William E. Fritz, a member of NeoMedia's Board of Directors. Proceeds to NeoMedia from sale of the shares were $250,000. On August 6, 2003, Mr. Fritz exercised his warrants and purchased 25,000,000 additional shares of common stock at a price of $0.01 per share.

         During July 2003, William E. Fritz lent NeoMedia $25,000. This amount was added to the principal of the currently outstanding $10,000 note to William Fritz maturing in April 2004, raising the total principal liability to $35,000. As an inducement for Mr. Fritz to fund the loan, NeoMedia granted him 2,500,000 warrants to purchase shares of NeoMedia's common stock at an exercise price of $0.01 per share.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires NeoMedia's officers and directors, and persons who own more than ten percent of a registered class of NeoMedia's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish NeoMedia with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to NeoMedia, NeoMedia believes that during 2002 all Section 16(a) filing requirements applicable to NeoMedia's officers, directors and ten percent beneficial owners were complied with.


                  COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS

         The Compensation Committee, which meets on a periodic basis, is comprised of Messrs. Charles W. Fritz and Charles T. Jensen, officers of NeoMedia and James J. Keil, a non-employee member of the Board of Directors. The Compensation Committee formulates and administers compensation policies for the President and Chief Executive Officer and all vice presidents of NeoMedia. (A Stock Option Committee consisting of two non-employee Directors is responsible for determining to whom and under what terms stock options should be granted, other than options which are automatically granted to members of the Board of Directors, under the Plan.)


                      REPORT OF THE COMPENSATION COMMITTEE
             OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION(1)

         The following is a report of the Compensation Committee of the Board of Directors (the "Committee") describing the compensation policies applicable to NeoMedia's executive officers during the fiscal year ended December 31, 2002.

         The Committee is responsible for establishing and monitoring the general compensation policies and compensation plans of NeoMedia, as well as the specific compensation levels for executive officers.

GENERAL COMPENSATION PHILOSOPHY

         Under the supervision of the Committee, NeoMedia's compensation policy is designed to attract, motivate and retain qualified key executives critical to NeoMedia's success. It is the objective of NeoMedia to have a portion of each executive's compensation dependent upon NeoMedia's performance as well as upon the executive's individual performance. Accordingly, each executive officer's compensation package is comprised of three elements: (i) base salary which reflects individual performance and expertise, (ii) variable bonus payable in cash and tied to the achievement of certain annual performance goals and (iii) stock options which are designed to align the long-term interests of the executive officer with those of NeoMedia's stockholders. NeoMedia did not pay any bonuses during 2001 or 2002.

         The Committee considers the total compensation of each executive officer in establishing each element of compensation, other than stock options which are the responsibility of the Stock Option Committee. All incentive compensation plans are reviewed at least annually to assure they meet the current strategies and needs of NeoMedia.

         The summary below describes in more detail the factors that the Committee considers in establishing each of the three primary components of the compensation package provided to the executive officers.


BASE SALARY

         Base salary ranges are established based on benchmark data from nationally recognized surveys of similar high-technology companies that compete with NeoMedia for executive officers and NeoMedia's research of peer companies. Each executive officer's base salary is established on the basis of the individual's qualifications and relevant experience.


VARIABLE BONUS

         The Committee believes that a substantial portion of the annual compensation of each executive should be in the form of variable incentive pay to reinforce the attainment of NeoMedia's goals. The Incentive Plan rewards achievement of specified levels of corporate profitability. A pre- determined formula, which takes into account profitability against the annual plan approved by the Board of Directors, is used to determine the bonus award. The individual executive officer's bonus award is based upon discretionary assessment of each officer's performance during the prior fiscal year. NeoMedia did not pay any bonuses during 2001 or 2002.


COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

         Charles W. Fritz served as NeoMedia's Chairman of the Board and Chief Executive Officer from August 1996 until June 2002. During June 2002, Mr. Fritz resigned his duties as Chief Executive Officer, and Charles T. Jensen, NeoMedia's former Chief Financial Officer, was elected president and Chief Operating Officer, and also named acting CEO.

         BASE SALARY: The Committee reviews the Chief Executive Officer's major accomplishments and reported base salary information for the chief executive officers of other companies in NeoMedia's peer group. Mr. Jensen's salary is currently $175,00 per year. During the period from May 1, 2003 through July 15, 2003, Mr. Jensen's salary was reduced to $120,000 per year in an effort to reduce costs. He is not under contract with NeoMedia.

         CASH INCENTIVE: The Chief Executive Officer's incentive target is at the discretion of the Committee. Achievement of the target is based on overall company income versus annual Plan income. Neither Mr. Fritz nor Mr. Jensen earned a bonus relating to fiscal 2002 or 2001. During June 2001, the Committee approved an adjustment, relating to the Digital:Convergence patent license fees, to the 2000 Incentive Plan that reduced the bonus payout by approximately $1.1 million. Mr. Fritz's incentive relating to fiscal 2000 was reduced from $430,800 to $148,800. The award was paid in April 2003 with shares of NeoMedia's common stock. NeoMedia did not recognize or pay a bonus to any employees during fiscal 2001 or 2002.

                             COMPENSATION COMMITTEE
                             ----------------------
                                Charles W. Fritz
                                Charles T. Jensen
                                  James J. Keil

(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of NeoMedia under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.



           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Board of Directors currently consists of Messrs. Fritz, Jensen, and Keil. During the last fiscal year, no interlocking relationship existed between NeoMedia's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.


                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee for the last fiscal year consisted of two nonemployee Directors. The Board of Directors has determined that none of the members of the Audit Committee has a relationship to NeoMedia that may interfere with his independence from NeoMedia and its management. The Audit Committee has a written charter, a copy of which was filed as Appendix A to NeoMedia proxy statement filed on May 23, 2001.

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing financial reports and other financial information provided by NeoMedia to any governmental body or the public, NeoMedia's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established, and NeoMedia's auditing, accounting and financial processes generally. The Audit Committee annually recommends to the Board of Directors the appointment of a firm of independent auditors to audit the financial statements of NeoMedia and meets with such personnel of NeoMedia to review the scope and the results of the annual audit, the amount of audit fees, NeoMedia's internal accounting controls, NeoMedia's financial statements contained in NeoMedia's Annual Report to Stockholders and other related matters.

         The Audit Committee has reviewed and discussed with management the financial statements for fiscal year 2002 audited by Stonefield Josephson, Inc., NeoMedia's independent auditors. The Audit Committee has discussed with Stonefield Josephson, Inc. various matters related to the financial statements, including those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380). The Audit Committee has also received the written disclosures and the letter from Stonefield Josephson, Inc. required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the firm its independence. Based upon such review and discussions the Audit Committee recommended to the Board of Directors that the audited financial statements be included in NeoMedia's Annual Report on Form 10-K for the fiscal year ending December, 2002 for filing with the Securities and Exchange Commission.

                                 AUDIT COMMITTEE
                                 ---------------
                                  James J. Keil
                                A. Hayes Barclay

         The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the filing specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                                  PROPOSAL TWO


             INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK


GENERAL INFORMATION

         NeoMedia's Board of Directors has authorized an amendment to NeoMedia's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 1,000,000,000. As of August 6, 2003, there were 157,650,104 shares of Common Stock outstanding. In addition, 11,972,794 additional shares are reserved for issuance upon exercise of outstanding options and warrants and 150,000,000 shares will be reserved for issuance under the 2003 Stock Option Plan if approved at the Annual Meeting. NeoMedia has previously issued an aggregate of 452,489 shares of a Series A Convertible Preferred Stock, which were subsequently converted into the same number of shares of Common Stock, thereby reducing the shares of Preferred Stock that the Board of Directors is authorized under the Certificate of Incorporation to issue to 24,547,511 shares.

         The additional shares will be issuable for proper corporate purposes, such as the issuance of Common Stock upon the exercise of options issued pursuant to the terms of the 2002, 1998, and 1996 Stock Option Plans, and the 2003 Stock Option Plan, if approved, and outstanding warrants; for future financing and acquisition transactions; and for dividends or splits. Stockholder approval of the amendment to NeoMedia's Certificate of Incorporation to increase the authorized shares of Common Stock will give NeoMedia greater flexibility by permitting such stock to be issued without the delay of obtaining stockholder approval. The Board of Directors believes it to be in the best interests of NeoMedia to increase the number of authorized shares of Common Stock to ensure that adequate shares are available for issuance if such issuance becomes desirable.


         Some of the additionally authorized shares may be used for the following purposes:

         Loch Energy, Inc. Merger. Some of the additionally authorized shares may be used as part of a merger contemplated by the Company with Loch Energy, Inc. ("Loch"). During the first quarter of 2003, NeoMedia announced that that it had reached an agreement in principle to acquire and merge with Loch, an oil and gas provider based in Humble, Texas. Loch currently owns mineral and lease rights to five properties, totaling approximately 130 acres, near Houston, Texas. Loch's portion of the proven reserves on the five properties is estimated at 7,707,247 barrels. Loch's portion of the probable reserves on the five properties is estimated at an additional 5,963,748 barrels.

         Pursuant to the terms outlined in the Memorandum of Terms, the merger would provide for the shareholders of Loch to receive at closing shares equaling 25% of the outstanding shares of NeoMedia as of the date of the Memorandum of Terms, March 7, 2003 (the "Memorandum Date"). The Memorandum of Terms also calls for an earn-out, under which Loch shareholders could receive additional shares, based on oil production during the first year after the signing of the Memorandum of Terms, that, if the below targets are achieved, would give the Loch shareholders just below 50% of the outstanding shares of NeoMedia as of the Memorandum Date. Based on NeoMedia's shares outstanding on the Memorandum Date, the following table shows the percentage of total shares of NeoMedia common stock (including shares issued at closing) that would be issued to Loch at different level of oil production:

                                FINAL PERCENTAGE OF SHARES OF
                                    NEOMEDIA COMMON STOCK
       OIL PRODUCTION               TO LOCH SHAREHOLDERS
         (IN BARRELS)            (BASED ON MEMORANDUM DATE)
       --------------           ----------------------------
    Greater than 358,075                    49.9%
      286,460 - 358,074                     44.4%
      214,845 - 286,459                     37.5%
      143,230 - 214,844                     28.6%
      Less than 143,230                     25.0%


         The parties are currently performing due diligence and negotiating the terms of a definitive agreement. Although a final agreement has not been signed, it is likely that the oil and share targets will change from those outlined in the Memorandum of Terms. If the Companies merge, and Loch meets its oil production targets, it is likely that Loch shareholders will receive approximately (but not to exceed) 50% of NeoMedia's outstanding shares at the time of the definitive agreement. If this occurs, current NeoMedia shareholders will experience dilution of their current NeoMedia holdings of up to 50% because NeoMedia would have approximately double the number of outstanding shares of common stock.

      Secure Source Technologies Acquisition. Additionally, some of the shares may be used by the Company for the potential purchase by the Company of Secure Source Technologies ("SST"). On July 28, 2003, the Company signed a binding letter of intent to purchase SST, a provider of security solutions and covert security technology for the manufacturing and financial services industries. SST owns patents that compliment NeoMedia's existing intellectual property portfolio. Pending completion of due diligence and required approvals, the planned acquisition and merger would be completed through the exchange of 3.5 million shares of NeoMedia's common stock for all outstanding shares of SST. The parties have not negotiated or completed a definitive agreement to date.

      Equity Line of Credit with Cornell Capital Partners LP. NeoMedia may issue additional shares of common stock under its Equity Line of Credit Agreement with Cornell Capital Partners LP, as NeoMedia's cash requirements dictate. On February 11, 2003, NeoMedia and Cornell entered into an Equity Line of Credit Agreement under which Cornell agreed to purchase up to $10.0 million of NeoMedia's common stock over a two-year period, with the timing and amount of the purchase at the Company's discretion. The maximum amount of each purchase is $150,000 with a minimum of seven days between purchases. The shares are valued at 98% of the lowest closing bid price during the five-day period following the delivery of a notice of purchase by NeoMedia. Cornell retains 5% of the proceeds of each draw by the Company. On February 14, 2003, the SEC declared effective the S-1 registration statement containing 102 million shares underlying the Equity Line of Credit.

         During the six months ended June 30, 2003, NeoMedia received gross funding of $997,000 from the sale of stock under the Equity Line of Credit, through the sale of 31,864,244 shares of its common stock. The following table summarizes funding received from the Equity line of Credit during the six months ended June 30, 2003:



                                                                           SIX MONTHS
                                             FIRST           SECOND           ENDED
                                            QUARTER         QUARTER       JUNE 30, 2003
                                            -------         -------       -------------
Number of shares sold to Cornell           3,452,373       28,411,871      31,864,244

Gross funds received by NeoMedia            $312,000         $685,000        $997,000
Less: discount                               (28,000)         (50,000)        (78,000)
                                       ---------------------------------------------------
Net funding received by NeoMedia            $284,000         $635,000        $919,000
                                       ---------------------------------------------------



     Subsequent to June 30, 2003 and through the Record Date, NeoMedia has drawn an additional $400,000 gross funds from Cornell, leaving $8,603,000 remaining on the Equity Line of Credit.

      Other Vendors. NeoMedia also plans to issue additional shares to vendors, in lieu of cash, where it deems appropriate. NeoMedia does not currently have any agreements, written or otherwise, to issue additional stock to vendors, and management cannot anticipate the number of shares that will be issued in the future for such purposes. Any stock issuances to settle outstanding debt are subject to approval by NeoMedia's Board of Directors.


         In addition to the reasons specified above, NeoMedia's Board of Directors believes that it is desirable to have additional authorized shares of common stock available for possible future financings, possible future acquisition transactions and other general corporate purposes. Having such additional authorized shares of common stock available for issuance in the future would give our Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of our Company to our shareholders.

         Except the transactions described above, the Company is not currently considering any other acquisition transactions, future financings or other general corporate purposes that would require the issuance of shares of the Company's common stock.



         There are possible negative ramifications associated with authorizing additional shares of common stock. These include the following:

     o Dilution to the existing shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.

     o The issuance of authorized but unissued stock could be used to deter a potential takeover of NeoMedia that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with NeoMedia's Board of Directors' desires. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. NeoMedia does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

         The additional shares of Common Stock authorized would become part of NeoMedia's existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock presently outstanding. All outstanding shares of Common Stock will continue to have one vote per share. There are no preemptive rights with respect to NeoMedia's Common Stock. NeoMedia has no present agreement or intent to issue any additional shares of Common Stock, other than pursuant to the foregoing Stock Option Plans and outstanding warrants.

         The Board of Directors of NeoMedia has the authority to issue shares of Preferred Stock authorized in one or more series and to fix the powers, designations, rights, preferences and restrictions thereof, including liquidation preferences and rights as to dividends, conversion, voting and redemption, and the number of shares constituting each series, without any further vote or action by NeoMedia's shareholders. The issuance of a series of Preferred Stock in certain circumstances, based on its terms, may delay or prevent a change in control of NeoMedia, may discourage bids for the Common Stock at a premium over the market price of the Common Stock and may directly affect the market price of and the voting and other rights of holders of Common Stock. NeoMedia currently has no plans to issue any further series of Preferred Stock.

         If the amendment to our Company's Certificate of Incorporation is adopted, an amendment to the Certificate of Incorporation of NeoMedia shall be filed with the Delaware Secretary of State so that Article IV shall be as follows:

         "The total number of shares of capital stock that the Corporation is authorized to issue is 1,025,000,000, which are to be divided into two classes as follows: 1,000,000,000 shares of common stock, par value $.01 per share; and 25,000,000 shares of preferred stock, par value $.01 per share.


VOTE REQUIRED FOR AN INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

         Approval of an amendment to NeoMedia's Certificate of Incorporation to increase the number of authorized shares of common stock will require that the holders of at least a majority of the shares of common stock present or represented at the meeting and entitled to vote thereon vote "FOR".


                    RECOMMENDATION OF THE BOARD OF DIRECTORS

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF AN AMENDMENT TO OUR COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, $0.01 PAR VALUE, FROM 200,000,000 TO1,000,000,000 SHARES.


                            DESCRIPTION OF SECURITIES

         The following description of our capital stock and certain provisions of our Certificate of Incorporation and By-Laws is a summary. For additional information, please refer to our Certificate of Incorporation, as amended, and By-Laws.

COMMON STOCK

         Holders of common stock are entitled to one vote for each share held of record on each matter submitted to a vote of stockholders. Holders of the common stock do not have cumulative voting rights, which means that the holders of more than one half of our outstanding shares of common stock, subject to the rights of the holders of preferred stock, can elect all of our directors, if they choose to do so. In this event, the holders of the remaining shares of common stock would not be able to elect any directors. Subject to the prior rights of any class or series of preferred stock which may from time to time be outstanding, if any, holders of common stock are entitled to receive ratably, dividends when, as, and if declared by the Board of Directors out of funds legally available for that purpose and, upon our liquidation, dissolution, or winding up, are entitled to share ratably in all assets remaining after payment of liabilities and payment of accrued dividends and liquidation preferences on the preferred stock, if any. Holders of common stock have no preemptive rights and have no rights to convert their common stock into any other securities. The outstanding common stock is duly authorized and validly issued, fully paid, and nonassessable. In the event we were to elect to sell additional shares of common stock following this offering, investors in this offering would have no right to purchase additional shares. As a result, their percentage equity interest in us would be diluted.

         The shares of our common stock offered in this offering will be, when issued and paid for, fully paid and not liable for further call and assessment. Except as otherwise permitted by Delaware law, and subject to the rights of the holders of preferred stock, all stockholder action is taken by the vote of a majority of the outstanding shares of common stock voted as a single class present at a meeting of stockholders at which a quorum consisting of a majority of the outstanding shares of common stock is present in person or proxy.


PREFERRED STOCK

         The Company may issue preferred stock in one or more series and having the rights, privileges, and limitations, including voting rights, conversion rights, liquidation preferences, dividend rights and preferences and redemption rights, as may, from time to time, be determined by the Board of Directors. Preferred stock may be issued in the future in connection with acquisitions, financings, or other matters, as the Board of Directors deems appropriate. In the event that the Company determines to issue any shares of preferred stock, a certificate of designation containing the rights, privileges, and limitations of this series of preferred stock shall be filed with the Secretary of State of the State of Delaware. The effect of this preferred stock designation power is that the Board of Directors alone, subject to Federal securities laws, applicable blue sky laws, and Delaware law, may be able to authorize the issuance of preferred stock which could have the effect of delaying, deferring, or preventing a change in control of NeoMedia without further action by its stockholders, and may adversely affect the voting and other rights of the holders of the Company's common stock. The issuance of preferred stock with voting and conversion rights may also adversely affect the voting power of the holders of the Company's common stock, including the loss of voting control to others.

         During December 1999, the Board of Directors approved a Certificate of Resolutions Designating Rights and Preferences of Preferred Stock, filed with the Secretary of State of the State of Delaware on December 20, 1999. By this approval and filing, 200,000 shares of Series A Preferred Stock were designated. Series A Preferred carries the following rights:

         o The right to receive mandatory cash dividends equal to the greater of $0.001 per share or 100 times the amount of all dividends (cash or non-cash, other than dividends of shares of common stock) paid to holders of the common stock, which dividend is payable 30 days after the conclusion of each calendar quarter and immediately following the declaration of a dividend on common stock;

         o One hundred votes per each share of Series A Preferred on each matter submitted to a vote of the Company's stockholders;

         o The right to elect two directors at any meeting at which directors are to be elected, and to fill any vacancy on the Board of Directors previously filled by a director appointed by the Series A Preferred holders;

         o The right to receive an amount, in preference to the holders of common stock, equal to the amount per share payable to holders of common stock, plus all accrued and unpaid dividends, and following payment of 1/100th of this liquidation preference to the holders of each share of common stock, an additional amount per share equal to 100 times the per share amount paid to the holders of common stock.

         o The right to exchange each share of Series A Preferred for 100 times the consideration received per share of common stock in connection with any merger, consolidation, combination or other transaction in which shares of common stock are exchanged for or converted into cash, securities or other property.

         o The right to be redeemed in accordance with the Company's stockholders rights plan.

         While accrued mandatory dividends are unpaid, we may not declare or pay dividends or distributions on, or redeem, repurchase or reacquire, shares of any class or series of junior or parity stock.

         The Series A Preferred was created to be issued in connection with the Company's stockholders rights plan. No shares of Series A Preferred have been issued to date.

         On June 19, 2001, the Board of Directors approved a Certificate of Designations to Create a Class of Series A Convertible Preferred Stock for NeoMedia Technologies, Inc., filed with the Secretary of State of the State of Delaware on June 20, 2001. By this approval and filing, 47,511 shares are designated as Series A Convertible Preferred Stock. The Company's Series A Convertible Preferred Stock, par value $0.01 per share, has the following rights:


                  o Series A Convertible Preferred is convertible into shares of common stock at a one-to-one ratio, subject to proportional adjustments in the event of stock splits or combinations, and dividends or distributions of shares of common stock, at the option of the holder; shares are subject to automatic conversion as determined in each agreement relating to the purchase of shares of Series A Convertible Preferred;

                  o Each share of Series A Convertible Preferred is entitled to receive a liquidation preference equal to the original purchase price of such share in the event of liquidation, dissolution, or winding up;

                  o Upon merger or consolidation, or the sale, lease or other conveyance of all or substantially all of the Company's assets, shares of Series A Convertible Preferred are automatically convertible into the number of shares of stock or other securities or property (including cash) to which the common stock into which it is convertible would have been entitled;

                  o Shares of Series A Convertible Preferred are entitled to one vote per share, and vote together with holders of common stock.


         In June 2001, 452,489 shares of Series A Convertible Preferred were issued to About.com, Inc. pursuant to a certain Agreement for Payment in Common Stock, in lieu of cash payment to About.com for online advertising services. On January 2, 2002, such shares were converted into 452,489 shares of common stock.

         On January 16, 2002, the Board of Directors approved a Certificate of Designation, Preferences, Rights and Limitations of Series B 12% Convertible Redeemable Preferred Stock of NeoMedia Technologies, Inc., filed with the Secretary of State of the State of Delaware on February 28, 2002. By this approval and filing, 100,000 shares were designated as Series B 12% Convertible Redeemable Preferred Stock. The Company's Series B 12% Convertible Redeemable Preferred Stock, par value $0.01 per share, has the following rights:


                  o Series B Preferred shares accrue dividends at a rate of 12% per annum, or $1.20 per share, between the date of issuance and the first anniversary of issuance;

                  o Series B Preferred is redeemed to the maximum extent permitted by law (based on funds legally available for redemption) at a price per share of $15.00, plus accrued dividends (a total of $16.20 per share) on the first anniversary of issuance;

                  o Series B Preferred receive proceeds of $12.00 per share upon the Company's liquidation, dissolution or winding up;

                  o To the extent, not redeemed on the first anniversary of issuance, Series B Preferred is automatically convertible into then existing general class of common stock on the first anniversary of issuance at a price equal to $16.20 divided by the greater of $0.20 and the lowest publicly-sold share price during the 90 day period preceding the conversion date, but in no event more than 19.9% of the Company's outstanding capital stock as of the date immediately prior to conversion.

                  o Upon merger or consolidation, or the sale, lease or other conveyance of all or substantially all of the Company's assets, shares of Series B Preferred are automatically convertible into the number of shares of stock or other securities or property (including cash) to which the common stock into which it is convertible would have been entitled; and

                  o Shares of Series B Preferred are entitled to one vote per share and vote with common stock, except where the proposed action would adversely affect the Series B Preferred or where the non-waivable provisions of applicable law mandate that the Series B Preferred vote separately, in which case Series B Preferred vote separately as a class, with one vote per share.

         The Company's Preferred Stock is currently comprised of 25,000,000 shares, par value $0.01 per share, of which 200,000 shares are designated as Series A Preferred Stock, none of which are issued or outstanding, and, following the conversion into common stock of 452,489 shares of Series A Convertible Preferred Stock issued to About.com, of which 47,511 shares are designated as Series A Convertible Preferred Stock, none of which are issued and outstanding, and of which 100,000 shares of Series B 12% Convertible Redeemable Preferred Stock, none of which are issued and outstanding. We have no present agreements relating to or requiring the designation or issuance of additional shares of preferred stock.


WARRANTS AND OPTIONS

         As of August 6, 2003 there were outstanding warrants and options to purchase 6,195,000 and 5,777,794, shares of the Company's common stock, respectively, with exercise prices ranging from $0.01 to $10.88. The number of shares issuable upon exercise and the exercise prices of the warrants are subject to adjustment in the event of certain events such as stock dividends, splits and combinations, capital reorganization and with respect to certain warrants, issuance of shares of common stock at prices below the then exercise price of the warrants.

         As of June 6, 2002, NeoMedia shareholders approved the 2002 Option Plan. Under this plan, NeoMedia is authorized to grant to employees, directors, and consultants up to 10,000,000 options to share of its common stock. As of August 6, 2003, we had issued 10,000,000 options under the 2002 plan, of which 7,819,500 had been exercised.

         In March 2002, the Company adopted a warrant repricing program. The program entitled holders of up to 1.2 million warrants to exercise the warrants within a period ending the earlier of September 19, 2002 or the expiration date of the warrant at a price per share equal to the greater of $0.12 or 50% of the closing sales per share price on the OTC Bulletin Board of the Company's common stock on the trading date immediately preceding the date of exercise. Approximately 0.4 million of the warrants placed in the program were exercised. The Company recognized approximately $38,000 in expense relating to the program during the first nine months of 2002.

         During April 2002, the Company repriced 7.4 million common stock options held by employees, consultants and advisors for a period of six months. During the term of the option repricing program, participating holders were entitled to exercise subject options at an exercise price per share equal to the greater of (1) $0.12 or (2) 50% of the last sale price of shares of Common Stock on the OTCBB, on the trading date immediately preceding the date of exercise. Shortly after the announcement of the repricing program, the market price for the Company's common stock fell below $0.12, and has not closed above $0.12 since. As a result, no options were exercised under the terms of the program and we did not recognize any expense relating to the repricing program during the first six months of 2002.

      During May 2003, the Company re-priced approximately 8.0 million stock options under a 6-month repricing program. Under the terms of the program, the exercise price for outstanding options under the Company's 2002, 1998, and 1996 Stock Option Plans was restated to $0.01 per share for a period of 6 months. In accordance with FASB Interpretation, FIN 44, Accounting for Certain Transactions Involving Stock Transactions, the award has been accounted for as variable from May 19, 2003 through the period ended June 30, 2002. Accordingly, approximately $178,000 was recorded as compensation in general and administrative expense during the three months ended June 30, 2003.


      During April 2003, the Company repriced approximately 1.9 million warrants held by Thornhill Capital LLC ("Thornhill"), an outside consultant to the Company. Of the 1.9 million warrants, 1.5 million had an exercise price of $0.05 per share, and approximately 0.4 million had an exercise price of $2.09 per share. All 1.9 million warrants were repriced to $0.00 per share. The Company recognized an expense of approximately $26,000 related to this transaction during the second quarter of 2003.




ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE CERTIFICATE OF INCORPORATION

         On December 10, 1999, the Board of Directors adopted a stockholders rights plan and declared a non-taxable dividend of one right on each outstanding share of the Company's common stock to stockholders of record on December 10, 1999 and each share of common stock issued prior to the rights plan trigger date. The stockholder rights plan was adopted as an anti-takeover measure, commonly referred to as a "poison pill." The stockholder rights plan was designed to enable all stockholders to receive fair and equal treatment in any proposed takeover of the corporation and to guard against partial or two-tiered tender offers, open market accumulations and other hostile takeover tactics to gain control of NeoMedia. The stockholders rights plan, which is similar to plans adopted by many leading public companies, was not adopted in response to any effort to acquire control of NeoMedia at the time of adoption. Certain of the Company's directors, officers and principal stockholders, Charles W. Fritz, William E. Fritz and The Fritz Family Limited Partnership and their holdings were exempted from the triggering provisions of the Company's "poison pill" plan, as a result of the fact that, as of the plans adoption, their holdings might have otherwise triggered the "poison pill".

                                 PROPOSAL THREE


                     APPROVAL OF THE 2003 STOCK OPTION PLAN


GENERAL INFORMATION

         NeoMedia currently has in effect its 1996 Stock Option Plan (the "1996 Stock Option Plan"), 1998 Stock Option Plan (the "1998 Stock Option Plan"), and 2002 Stock Option Plan (the "2002 Stock Option Plan"), the purpose of which is to retain the services of selected employees and to attract new employees, consultants, advisors and directors by providing them with the opportunity to acquire a proprietary interest in NeoMedia and thus share in its growth and success. The 1996 Stock Option Plan provides for the granting of a maximum of 1,500,000 "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended ("Code"), and non-qualified (or nonstatutory) stock options. As of August 6, 2003, 125,494 options, all non-qualified, to purchase shares of Common Stock were outstanding under the 1996 Stock Option Plan. The 1998 Stock Option Plan provides for the granting of a maximum of 8,000,000 incentive stock options, and non-qualified (or nonstatutory) stock options. As of August 6, 2003, 3,166,800 options, all non-qualified, to purchase shares of Common Stock were outstanding under the 1998 Stock Option Plan. The 2002 Stock Option Plan provides for the granting of a maximum of 10,000,000 incentive stock options, and non-qualified (or nonstatutory) stock options. As of August 6, 2003, 2,485,500 options, all non-qualified, to purchase shares of Common Stock were outstandingunder the 2002 Stock Option Plan.

         In the opinion of the Board of Directors, NeoMedia and its stockholders have benefited substantially from being able to grant options under the its Stock Option Plans in addition to its authority to grant warrants. Such options, in the opinion of the Board of Directors, have been a highly effective incentive to the employees, consultants and directors receiving them and have created a commonality of purpose between NeoMedia's officers and other employees, consultants, directors and its stockholders with respect to NeoMedia's strategies for profitable growth and share-value appreciation. In the opinion of the Board of Directors, NeoMedia's ability to provide additional stock options to its officers, employees, consultants and directors in the future will benefit NeoMedia's long-term performance. Accordingly, the Board of Directors has adopted the 2003 Stock Option Plan (the "Plan") and believes it is in NeoMedia's best interest for the shareholders to approve the Plan which will authorize the Board of Directors to award stock options to its officers, other employees, consultants and directors without further stockholder actions.


THE PLAN AND PARTICIPANTS

         The Plan authorizes the grant of non-qualified options to purchase up to an aggregate of 150,000,000 shares of NeoMedia's Common Stock, to (i) officers and other full-time salaried employees of NeoMedia with managerial, professional or supervisory responsibilities, (ii) consultants and advisors who render bona fide services to NeoMedia, in each case, where the Committee of the Board of Directors which will administer the Plan, determines that such officer, employee, consultant or advisor has the capacity to make a substantial contribution to the success of NeoMedia, and (iii) to NeoMedia's directors. As used herein with respect to the Plan, references to NeoMedia include subsidiaries of NeoMedia.

         The purposes of the Plan are to enable NeoMedia to attract and retain persons of ability as officers and other employees, to attract and retain able directors and consultants, and to motivate such persons to use their best efforts on behalf of NeoMedia by providing them with an equity participation in NeoMedia. The full text of the Plan is set forth in Appendix A hereto, and the following description is qualified in its entirety by reference to Appendix A.

         The Plan will be administered by a Committee, which will be appointed by NeoMedia's Board of Directors and must consist of two or more members of the Board of Directors, each of whom must be a "disinterested" person within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The appointed Committee will be the Stock Option committee, which is currently comprised of A. Hayes Barclay and James J. Keil. Under the terms of the Plan, the Committee will have the authority to determine, subject to the terms and conditions of the Plan, the persons to whom options are granted, the number of options granted to each optionee and the terms and conditions of each option, including its duration.

         The Plan can be amended, suspended, reinstated or terminated, in whole or in part, by the Board of Directors; provided, however, that without approval of NeoMedia's stockholders, no amendment shall be made which (i) increases the maximum number of shares of Common Stock which may be subject to stock options granted under the Plan, except for specified adjustment provisions, (ii) extends the term of the Plan, (iii) increases the period during which a stock option may be exercised beyond ten years from the date of the grant, (iv) materially increases the benefits accruing to participants under the Plan, (v) materially modifies the requirements as to eligibility for participation in the Plan, or
(vi) will cause stock options granted under the Plan to fail to meet the requirements of Rule 16b-3. Unless previously terminated by the Board of Directors, the Plan will terminate exactly ten (10) years from the date of its approval by the Board of Directors, and no additional options may be granted under the Plan after that date.


OPTION TERMS AND GRANTS

         Stock options may be granted under the Plan to purchase Common Stock at an exercise price determined by the Committee which may be less than the fair market value of the shares on the date of grant but not less than the par value of $0.01 per share. There is no limitation on the number of stock options that may be granted to any optionee under the Plan.

         Exercise of the options will be contingent on (a) the optionee's employment or relationship with NeoMedia at the time of exercise and (b) determination by the Committee no later than 30 days prior to exercise that performance of an optionee merits such exercise.

         The Plan provides that, if a stock option or portion thereof expires or is terminated, canceled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such stock option or portion thereof shall be available for future grants of stock options under the Plan.

         Under the terms of the Plan, the option price for all options must be paid in cash, by check, bank draft or money order, or with Common Stock of NeoMedia owned by the optionee and having a fair market value on the date of exercise equal to the aggregate exercise price of the shares to be so purchased (subject to limitations or conditions determined by the Committee in its discretion), or a combination thereof.

         Under its terms, the Plan becomes effective upon adoption by the Board of Directors subject, however, to approval of the Plan by the stockholders. Options may be granted from time to time following adoption of the Plan by the Board of Directors and prior to approval by the stockholders; however, if the Plan is not approved by the stockholders, then the Plan, and all options previously granted under it, become null and void and of no effect.

         Options granted under the Plan will not be assignable or transferable except by will or the laws of intestate succession or pursuant to a qualified domestic relations order. Options granted under the Plan may be exercised by the optionee (or the optionee's legal representative) only while the optionee is employed by NeoMedia, or within one year after termination of employment due to a permanent disability, or within three months after termination of employment due to retirement. The executor or administrator of a deceased optionee's estate or the person or persons to whom the deceased optionee's rights thereunder have passed by will or by the laws of descent or distribution shall be entitled to exercise the option within one year after the death of the optionee.

         Options expire immediately in the event that the employment or other relationship of the relevant optionee with NeoMedia is terminated with or without cause or expires; provided, however, in the event NeoMedia terminates the employment of an optionee who at the time of such termination was an officer of NeoMedia and had been continuously employed by NeoMedia during the two-year period immediately preceding such termination, for any reason except "good cause" (as defined in the Plan), each stock option held by such optionee (which had not then previously lapsed or terminated and which had been held by such optionee for more than six months prior to such termination) shall be exercisable for a period of three months after such termination to the extent otherwise exercisable during the period. Options granted to a non-employee director who ceases to be a director are exercisable within one year after termination of service. All of the aforementioned exercise periods set forth in this paragraph are subject to the further limitation that an option shall not, in any case, be exercisable beyond its stated expiration date.

         The purchase price and the number and kind of shares that may be purchased upon exercise of options granted under the Plan, and the number of shares which may be granted under the Plan, are subject to adjustment in certain events, including stock splits, recapitalizations and reorganizations. If any portion of an option terminates or lapses without being exercised, the shares which were subject to the unexercised portion will continue to be subject to the Plan, and new options may be granted in respect of such shares in accordance with the terms and conditions of the Plan.


FEDERAL TAX ASPECTS OF THE PLAN

         Non-qualified options granted under the Plan are not intended to qualify for the favorable income tax treatment accorded under the Code to incentive stock options. Each such optionee should not recognize any income for Federal income tax purposes at the time of the grant of options under the Plan.

Upon exercise, (a) ordinary income is realized by such optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise (NeoMedia may be required to withhold income tax on this amount) and (b) generally NeoMedia will be entitled to a tax deduction for the same amount. Upon disposition of the shares, appreciation or depreciation after the date of exercise is treated as short-term or long-term capital gain or loss and will not result in any additional deduction by NeoMedia. If such optionee exercises a nonqualifed option by delivering shares of Common Stock to NeoMedia in payment of the exercise price, special rules will apply.

         On July 16, 2003, the Company's Board of Directors voted to authorize the issuance of approximately 31.7 million stock options to employees, under the 2003 Stock Option Plan contingent upon the passage at the Company's annual meeting on September 24, 2003, of a proposal to adopt the 2003 Stock Option Plan. These options will be allocated to the individuals set forth in the table below.

PENDING OPTION GRANT

         On July 16, 2003, the Company's Board of Directors voted to authorize the issuance of approximately 31.7 million stock options to employees, and 1.0 million options to each of the Company's three outside directors, under the 2003 Stock Option Plan, contingent upon the passage at the Company's annual meeting on September 24, 2003, of a proposal to adopt the 2003 Stock Option Plan. These options will only be issued upon approval by the shareholders of the 2003 Stock Option Plan. These options will be allocated to the individuals set forth in the table below.

                                                                  NUMBER OF            FAIR VALUE OF
                                                                  OPTIONS (1)           OPTIONS (2)
                                                                  -----------           -----------
Charles T. Jensen, President, COO, Acting CEO, and director (3)   10,000,000             $279,996
Charles W. Fritz, Chairman of the Board of Directors (4)          10,000,000             $279,996
David A. Dodge, Vice President and CFO                            2,000,000               $55,999
Kevin Hunter, Chief Scientist (5)                                 2,000,000               $55,999

Executive Group (3 persons)                                       22,000,000             $615,991

Non-Executive Director Group (3 persons)                          3,000,000               $83,999

Non-Executive Officer Employee Group (12 persons)                 9,670,450              $270,769

----------------------------------------

(1) - All options were granted at an exercise price of $0.01 per share, with a term of ten years from the date of grant.

         Federal Income Tax Consequence: All options to be granted under the 2003 Stock Option Plan, if approved, will be non-qualified stock options. Each optionee should not recognize any income for Federal income tax purposes at the time of the grant of options under the Plan. Upon exercise, (a) ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise (NeoMedia may be required to withhold income tax on this amount) and (b) generally NeoMedia will be entitled to a tax deduction for the same amount. Upon disposition of the shares, appreciation or depreciation after the date of exercise is treated as short-term or long-term capital gain or loss and will not result in any additional deduction by NeoMedia. If such optionee exercises a nonqualified option by delivering shares of Common Stock to NeoMedia in payment of the exercise price, special rules will apply.

(2) - Fair value is calculated using the Black/Scholes pricing model, with the following assumptions: Risk free interest rate of 4.5%, expected life of 10 years, no dividends, and volatility of 264%.

(3)      - Mr. Jensen became President, COO, and Acting CEO on June 6, 2002.

(4)      - Mr. Fritz served as CEO until June 6, 2002.

(5) - Per Item 10(b)(2)(ii)(F), this non-executive received greater than 5% of the options granted, and therefore is disclosed separately


VOTE REQUIRED FOR APPROVAL OF THE PLAN

         Approval of the Plan will require that the holders of at least a majority of the shares of Common Stock present or represented at the meeting and entitled to vote thereon vote "FOR".


RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS OF NEOMEDIA RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2003 STOCK OPTION PLAN.

                                    AUDITORS

         Following the recommendation of the Audit Committee, the Board of Directors has selected Stonefield Josephson, Inc. as the independent auditors of the Corporation and its consolidated subsidiaries for the fiscal year ended December 31, 2003.


AUDIT FEES

         The aggregate fees billed by Stonefield Josephson, Inc. ("Stonefield") for professional services rendered for the audit of NeoMedia's annual financial statements for the fiscal year ended December 31, 2002 and for the review of the financial statements included in NeoMedia's Reports on Form 10-Q for the quarterly periods during 2002 were approximately $107,000. The aggregate fees billed by Stonefield and Ernst & Young LLP relating to accounting services for reviews and independent auditors' consents were approximately $58,000.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no fees billed by Stonefield Josephson, Inc. and Arthur Andersen LLP for financial information systems design and implementation professional services for the year ended December 31, 2002.


OTHER FEES

         There were no other fees billed Stonefield Josephson, Inc. or Arthur Andersen LLP to NeoMedia for other fees for the year ended December 31, 2002.


                         OTHER MATTERS TO BE ACTED UPON
                      AT THE ANNUAL MEETING OF STOCKHOLDERS

         The management of NeoMedia knows of no other matters to be presented at the Annual Meeting. Should any matter requiring a vote of the stockholders other than those listed in this Proxy Statement arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.


                             ADDITIONAL INFORMATION

         PROPOSALS OF SHAREHOLDERS FOR THE NEXT ANNUAL MEETING. Proposals of shareholders intended for presentation at the 2004 annual meeting must be received by NeoMedia on or before December 15, 2003, in order to be included in the proxy statement and form of proxy for that meeting. Additionally, NeoMedia must have notice of any shareholder proposal to be submitted at the 2004 Annual Meeting (but not required to be included in the Proxy Statement) by March 18, 2004, or such proposal will be considered untimely pursuant to Rule 14a-4 and Rule 14a-5(e) under the Exchange Act and persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.

         PROXY SOLICITATION COSTS. Our Company is soliciting the enclosed proxies. The cost of soliciting proxies in the enclosed form will be borne by our Company. Officers and regular employees of our Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. Our Company will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock.

         INCORPORATION BY REFERENCE. Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to NeoMedia's Annual Report on Form 10-K for the year ended December 31, 2002, which are being delivered to the shareholders with this proxy statement. In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive proxy statement will include a manually signed copy of the accountant's report.



August 18, 2003                              /s/ William E. Fritz
                                             --------------------
Fort Myers, Florida                          William E. Fritz, Secretary

                                   APPENDIX A


                           NEOMEDIA TECHNOLOGIES, INC.
                             2003 STOCK OPTION PLAN


         1.       PURPOSE OF THE PLAN

         This Stock Option Plan (the "Plan") is intended as an incentive to key employees, consultants and directors of NeoMedia Technologies, Inc. (the
"Company") and its subsidiaries. The purpose of the Plan is to assist the Company in retaining its employees with a high degree of training, experience and ability, to attract new employees and consultants whose services are considered unusually valuable and to provide stock ownership opportunities to the members of the Board of Directors of the Company who are not employees of the Company or a subsidiary ("Nonemployee Directors").

         2.       GENERAL PROVISIONS

         2.1      DEFINITIONS AS USED IN THE PLAN:

         (a) "Board of Directors" means the Board of Directors of the Company.

         (b) "Code" means the Internal Revenue Code of 1986, including any and all amendments thereto.

         (c) "Committee" means the options committee appointed by the Board of Directors from time to time to administer the Plan pursuant to Section 2.2.

         (d) "Common Stock" means the Company's Common Stock, $.01 par value.

         (e) "Participant" means a person to whom a Stock Option has been granted under the Plan.

         (f) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended from time to time, or any successor rule.

         (g) "Stock Option" means an option granted under the Plan.

         (h) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Stock Option, each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the total voting power of all classes of stock in one of the other corporations in such chain.

         2.2      ADMINISTRATION OF THE PLAN

         (a) The Plan shall be administered by the Committee which shall at all times consist of two (2) or more persons, each of whom shall be a member of the Board of Directors. Each member of the Committee shall be a disinterested person (as such term is defined in Rule 16b-3). The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine.

         (b) The Committee shall have the full power, subject to and within the limits of the Plan, to: (i) interpret and administer the Plan, and Stock Options granted under it; (ii) make and interpret rules and regulations for the administration of the Plan and to make changes in and revoke such rules and regulations (and in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or any agreement evidencing the grant of any Stock Option in a manner and to the extent it shall deem necessary to make the Plan fully effective); (iii) determine those persons to whom Stock Options shall be granted and the number of Stock Options to be granted to any person;
(iv) determine the terms of Stock Options granted under the Plan, consistent with the provisions of the Plan; and (v) generally, exercise such powers and perform such acts in connection with the Plan as are deemed necessary or expedient to promote the best interests of the Company. The interpretation and construction by the Committee of any provision of the Plan or of any Stock Option shall be final, binding and conclusive. Members of the Committee shall be subject to any additional restrictions necessary to satisfy the disinterested administration of the Plan as required in Rule 16b-3.

         (c) The Committee may act only by a majority of its members then in office; however, the Committee may authorize any one (1) or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

         (d) No member of the Committee shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Plan, and the Company shall indemnify and hold harmless each member of the Committee against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person's own fraud or bad faith.

         2.3      EFFECTIVE DATE

         The Plan shall become effective upon its adoption by the Board of Directors, and Stock Options may be granted upon such adoption and from time to time thereafter, subject, however, to approval of the Plan by affirmative vote of the holders of a majority of the shares of the Common Stock present in person or by proxy and entitled to vote at an annual meeting of the shareholders of the Company or at a special meeting of the shareholders of the Company expressly called for such purposes, or any adjournments thereof, within 12 months after the adoption of the Plan by the Board of Directors. If the Plan is not approved at such annual or special meeting or at any adjournments thereof, this Plan and all Stock Options previously granted thereunder shall become null and void.

         2.4      DURATION

         If approved by the shareholders of the Company, as provided in Section 2.3, unless sooner terminated by the Board of Directors, this Plan shall remain in effect for a period of ten (10) years following its adoption by the Board of Directors.

         2.5      SHARES SUBJECT TO THE PLAN

         The maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan shall be 150,000,000. The Stock Options shall be subject to adjustment in accordance with Section 5, as appropriate, and shares to be issued upon exercise of Stock Options may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock purchased or acquired by the Company for any purpose. If a Stock Option or portion thereof shall expire or is terminated, canceled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such Stock Option or portion thereof shall be available for future grants of Stock Options under the Plan.

         2.6      AMENDMENTS

         The Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board of Directors, provided however, that without the approval of NeoMedia's stockholders, no amendment shall be made which (i) increases the maximum number of shares of Common Stock which may be subject to stock options granted under the Plan, except for specified adjustment provisions, (ii) extends the term of the Plan, (iii) increases the period during which a stock option may be exercised beyond ten years from the date of the grant, (iv) materially increase the benefits accruing to participants under the Plan, (v) materially modifies the requirements as to eligibility for participation in the Plan, or (vi) will cause stock options granted under the Plan to fail to meet the requirements of Rule 16b-3. The Board of Directors may from time to time make such amendments to the Plan as it may deem advisable. Except as otherwise provided herein, termination or amendment of the Plan shall not, without the consent of a Participant, affect such Participant's rights under any Stock Options previously granted to such Participant.

         2.7      PARTICIPANTS AND GRANTS

         Stock Options may be granted by the Committee to (i) directors, officers and other full-time salaried employees of the Company and its Subsidiaries with managerial, professional or supervisory responsibilities and
(ii) consultants and advisors who render bona fide services to the Company and its Subsidiaries, in each case, where the Committee determines that such officer, employee, consultant or advisor has the capacity to make a substantial contribution to the success of the Company. The Committee may grant Stock Options to purchase such number of shares of Common Stock (subject to the limitations of Sections 2.5) as the Committee may, in its sole discretion, determine. In granting Stock Options under the Plan, the Committee, on an individual basis, may vary the number of Stock Options as between Participants and may grant Stock Options to a Participant in such amounts as the Committee may determine in its sole discretion.

         3.       STOCK OPTIONS

         3.1      GENERAL

         All Stock Options granted under the Plan shall be evidenced by written agreements executed by the Company and the Participant to whom granted, which agreement shall state the number of shares of Common Stock which may be purchased upon the exercise thereof and shall contain such investment representations and other terms and conditions as the Committee may from time to time determine.

         3.2      PRICE

         The purchase price per share of Common Stock subject to a Stock Option shall be determined by the Committee which may be less than the fair market value on the date of grant.

         3.3      PERIOD

         The duration or term of each Stock Option granted under the Plan shall be for such period as the Committee shall determine but in no event more than ten (10) years from the date of grant thereof.

         3.4      EXERCISE

         Stock Options may be exercisable at such time or times as the Committee shall specify when granting the Stock Option subject to satisfaction of all conditions for exercise recited herein and in the Option Agreement. Without limiting the foregoing, the Stock Option may not be exercised unless the Participant at the time of such exercise shall have been in continuous employ of, or relationship with, the Company up to the date of exercise and unless the Committee has provided to the Participant a written determination no more than 30 days prior to the exercise date that the individual job performance of the Participant merits the Participant's right to exercise such Stock Option. The Committee shall be entitled to act in its sole discretion and the decision of the Committee as to the Participant's right to exercise the Participant's Stock Option shall be final, binding and conclusive on the Participant. Failure of the Committee to deliver the Participant such a written determination shall be deemed a determination that the Participant is not entitled to exercise such Stock Option.

         Once exercisable, a Stock Option shall be exercisable, in whole or in part, by delivery of a written notice of exercise to the Secretary of the Company at the principal office of the Company specifying the number of shares of Common Stock as to which the Stock Option is then being exercised together with payment of the full purchase price for the shares being purchased upon such exercise. Until the shares of Common Stock as to which a Stock Option is exercised are issued, the Participant shall have none of the rights of a shareholder of the Company with respect to such shares.

         3.5      PAYMENT

         The  purchase  price for  shares  of  Common  Stock as to which a Stock
Option  has  been  exercised  and  any  amount  required  to  be  withheld,   as
contemplated by Section 6.1, may be paid:

         (a) In United States dollars in cash, or by check, bank draft or money order payable in United States dollars to the order of the Company; or

         (b) By the delivery by the Participant to the Company of whole shares of Common Stock having an aggregate fair market value on the date of payment equal to the aggregate of the purchase price of Common Stock as to which the Stock Option is then being exercised or by the withholding of whole shares of Common Stock having such fair market value upon the exercise of such Stock Option; or

         (c) By a combination of both (a) and (b) above.

         The Committee may, in its discretion, impose limitations, conditions and prohibitions on the use by a Participant of shares of Common Stock to pay the purchase price payable by such Participant upon the exercise of a Stock Option.

         3.6      TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP

         (a) In the event a Participant's employment by, or relationship with, the Company shall terminate for any reason other than those reasons specified in Sections 3.6(b), (c), (d), (e) or (g) hereof while such Participant holds Stock Options granted under the Plan, then all rights of any kind under any outstanding Option held by such Participant which shall not have previously lapsed or terminated shall expire immediately.

         (b) If a Participant's employment by, or relationship with, the Company or its Subsidiaries shall terminate as a result of such Participant's total disability, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall be exercisable by such Participant for a period of one year after termination but only to the extent the Option is otherwise exercisable during that period. For purposes of the foregoing sentence, "total disability" shall mean permanent mental or physical disability as determined by the Committee.

         (c) In the event of the death of a Participant, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall be exercisable by the executor or administrator of the Participant's estate or by the person or persons to whom the deceased Participant's rights thereunder shall have passed by will or by the laws of descent or distribution, for a period of one year after such Participant's death but only to the extent the Option is otherwise exercisable during that period.
         (d) In the case of a Participant who is an employee of the Company, if a Participant's employment by the Company shall terminate by reason of such Participant's retirement in accordance with Company policies, each Stock Option held by such Participant at the date of termination (which has not previously lapsed or terminated) shall be exercisable for a period of three (3) months after termination, but only to the extent the Option is otherwise exercisable during that period.

         (e) In the event the Company terminates the employment of a Participant who at the time of such termination was an officer of the Company and had been continuously employed by the Company during the two (2) year period immediately preceding such termination, for any reason except "good cause" (hereafter defined) and except upon such Participant's death, total disability or retirement in accordance with Company policies, each Stock Option held by such Participant (which has not previously lapsed or terminated and which has been held by such Participant for more than six (6) months prior to such termination) shall be exercisable for a period of three (3) months after such termination, but only to the extent the Option is otherwise exercisable during that period. A termination for "good cause" shall be deemed to have occurred only if the Participant in question (i) is terminated by written notice for dishonesty, because of his conviction of a felony, or because of his violation of any material provision of any employment or other agreement, written or oral, with the Company or any of its Subsidiaries, or (ii) shall voluntarily resign or terminate his employment with the Company or any of its Subsidiaries under or followed by such circumstances as would constitute a breach of any material provision of any employment or other agreement between him and the Company or any of its Subsidiaries, or (iii) shall have committed an act of dishonesty not discovered by the Company or any of its Subsidiaries prior to the cessation of his employment with the Company or any of its Subsidiaries, but which would have resulted in his discharge if discovered prior to such date, or (iv) shall, either before or after cessation of his employment with the Company or any of its Subsidiaries, without the written consent of the Company or any of its Subsidiaries, use (except for the benefit of the Company or any of its Subsidiaries) or disclose to any other person any confidential information relating to the continuation or proposed continuation of the business or any trade secrets of the Company of any of its Subsidiaries obtained as a result of or in connection with such employment.

         (f) Notwithstanding the foregoing, if at any time after termination a Participant engages in "detrimental activity" (as hereinafter defined), the Committee in its discretion may cause the Participant's right to exercise such option to be forfeited. If an allegation of detrimental activity by a Participant is made to the Committee, the exercisability of the Participant's options will be suspended for up to two months to permit the investigation of such allegation. For purposes of this section, "detrimental activity" means activity that is determined by the Committee in its sole and absolute discretion to be detrimental to the interests of the Company or any of its Subsidiaries, including but not limited to situations where such Participant: (1) divulges trade secrets of the Company, proprietary data or other confidential information relating to the Company or to the business of the Company and any Subsidiaries,
(2) enters into employment with a competitor under circumstances suggesting that such Participant will be using unique or special knowledge gained as a Company employee to compete with the Company, (3) is convicted by a court of competent jurisdiction of any felony or a crime involving moral turpitude, (4) uses information obtained during the course of his or her employment for his or her own purposes, such as for the solicitation of business, (5) is determined to have engaged (whether or not prior to termination due to retirement) in either gross misconduct or criminal activity harmful to the Company, or (6) takes any action that harms the business interests, reputation, or goodwill of the Company and/or its subsidiaries.

         (g) In the case of Stock Options granted to a nonemployee director who ceases to be a member of the Board of Directors, such Stock Options then held by such individual shall be exercisable within one year after such termination of service.

         3.7      EFFECT OF LEAVES OF ABSENCE

         It shall not be considered a termination of employment when a Participant is on military or sick leave or such other type leave of absence which is considered as continuing intact the employment relationship of the Participant with the Company or any of its Subsidiaries. In case of such leave of absence, the employment relationship shall be deemed to have continued until the later of (i) the date when such leave shall have lasted ninety (90) days in duration, or (ii) the date as of which the Participant's right to employment shall have no longer been guaranteed either by statute or contract.

         4.       ASSIGNABILITY OF STOCK OPTIONS

         Stock Options granted under the Plan shall not be assignable or otherwise transferable by the recipient except by will or the laws of intestate succession, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Otherwise, Stock Options granted under this Plan shall be exercisable during the lifetime of the Participant only by the Participant for his or her individual account, and no purported assignment or transfer of such Stock Options thereunder, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the purported assignee or transferee any interest or right therein whatsoever but immediately upon any such purported assignment or transfer, or any attempt to make the same, such Stock Options thereunder shall terminate and become of no further effect.

         5. REORGANIZATION AND RECAPITALIZATION OF THE COMPANY

         (a) The existence of this Plan and Stock Options granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         (b) Except as hereinafter provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Stock Options granted hereunder.

         (c) If, and whenever, prior to the delivery by the Company or a Subsidiary of all of the shares of Common Stock which are subject to the Stock Options or rights granted hereunder, the Company shall effect a subdivision or consolidation of shares or other capital readjustments, the payment of a stock dividend or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefore in money, services or property, the number of shares subject to the Plan shall be proportionately adjusted and the number of shares with respect to which Stock Options granted hereunder may thereafter be exercised shall: (i) in the event of an increase in the number of outstanding shares, be proportionately increased, and the cash consideration (if any) payable per share shall be proportionately reduced; and
(ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced, and the cash consideration (if any) payable per share shall be proportionately increased.

         (d) If the Company merges with one or more corporations, or consolidates with one or more corporations and the Company shall be the surviving corporation, thereafter, upon any exercise of Stock Options granted hereunder, the Participant shall, at no additional cost (other than the option price, if any) be entitled to receive (subject to any required action by stockholders) in lieu of the number of shares as to which such Stock Options shall then be exercisable the number and class of shares of stock or other securities to which the Participant would have been entitled pursuant to the terms of the agreement of merger or consolidation, if immediately prior to such merger or consolidation the Participant had been the holder of record of the number of shares of Common Stock of the Company equal to the number of shares as to which such Stock Options shall be exercisable. Upon any reorganization, merger or consolidation where the Company is not the surviving corporation, the

Committee shall have the right to make all outstanding options vest and be exercisable immediately, by giving notice to each holder thereof or his or her personal representative and by permitting the exercise for a period not to exceed ninety (90) days from the date of such determination by the Committee. Upon liquidation or dissolution of the Company, all outstanding options shall be cancelled.

         6. MISCELLANEOUS PROVISIONS

         6.1      WITHHOLDING

         The Company's obligations under this Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of a grant or upon the exercise of any Stock Option may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Participant or through the withholding of shares otherwise issuable to such Participant, upon such terms and conditions as the Committee shall determine. If the Participant shall fail to pay, or make arrangements satisfactory to the Committee for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Participant an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company.

         6.2      COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

         No Stock Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with all federal and state securities laws and withholding tax requirements and with the rules of the NASDAQ Small Cap Market and of all other domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which a Stock Option is exercised may bear legends and statements the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No Stock Option shall be exercisable and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable. In the case of the exercise of a Stock Option by a person or estate acquiring the right to exercise the Stock Option as a result of the death of the Participant, the Committee may require reasonable evidence as to the ownership of the Stock Option and may require consents and releases of taxing authorities that it may deem advisable.

         6.3      NO RIGHT TO EMPLOYMENT

         Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, nor the granting of any Stock Options hereunder, shall confer upon any Participant under the Plan any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the employment of any Participant at any time with or without assigning a reason therefore, to the same extent as might have been done if the Plan had not been adopted.

         6.4      EXCLUSION FROM PENSION COMPUTATIONS

         By acceptance of a grant of a Stock Option under the Plan, the Participant shall be deemed to agree that any income realized upon the receipt or exercise thereof or upon the disposition of the shares received upon exercise will not be taken into account as "base remuneration", "wages", "salary" or "compensation" in determining the amount of any contribution to or payment or any other benefit under any pension, retirement, incentive, profit-sharing or deferred compensation plan of the Company or any Subsidiary.

         6.5      ABANDONMENT OF OPTIONS

         A Participant may at any time abandon a Stock Option prior to its expiration date. The abandonment shall be evidenced in writing, in such form as the Committee may from time to time prescribe. A Participant shall have no further rights with respect to any Stock Option so abandoned.

         6.6      SEVERABILITY AS TO RULE 16B-3

         If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3.

         6.7      INTERPRETATION OF THE PLAN

         Headings are given to the Sections of the Plan solely as a convenience to facilitate reference. Such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provision hereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural and vice versa.

         6.8      USE OF PROCEEDS

         Funds received by the Company upon the exercise of Stock Options shall be used for the general corporate purposes of the Company.

         6.9      CONSTRUCTION OF PLAN

         The place of administration of the Plan shall be in the State of Florida, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Florida.

                                   APPENDIX B

                                 REVOCABLE PROXY

                           NEOMEDIA TECHNOLOGIES, INC.

         The undersigned hereby appoints CHARLES W. FRITZ and CHARLES T. JENSEN and WILLIAM E. FRITZ, or any of them individually, with full power of substitution, to act as proxy and to represent the undersigned at the 2002 Annual Meeting of shareholders and to vote all shares of common stock of NeoMedia Technologies, Inc. which the undersigned is entitled to vote if personally present at said meeting to be held at the Company's Headquarters, 2201 Second Street, Suite 402, Fort Myers, Florida on September 24, 2003 at 10:00 a.m., and at all postponements or adjournments thereof upon all business as may properly come before the meeting with all the powers the undersigned would possess if then and there personally present.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 LISTED ON THE REVERSE SIDE. PROXIES ARE GRANTED THE DISCRETION TO VOTE UPON ALL OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERDSIGNED. IF NO DIRECTION IS MADE, THE SHARES WILL BE VOTED "FOR" PROPOSALS ONE AND TWO. SUCH PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH REPSECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

                  (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

                       PLEASE RETAIN THIS ADMISSION TICKET
                                     FOR THE
                        ANNUAL MEETING OF STOCKHOLDERS OF
                           NEOMEDIA TECHNOLOGIES, INC.
              COMPANY HEADQUARTERS - 2201 SECOND STREET, SUITE 402.
                            FT. MYERS, FLORIDA 33901
                               SEPTEMBER 24, 2003
                    10:00 A.M., EASTERN DAYLIGHT SAVINGS TIME

PRESENT THIS TICKET TO A NEOMEDIA TECHNOLOGIES, INC. REPRESENTATIVE AT THE ENTRANCE TO THE MEETING ROOM.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Neomedia Technologies, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY, 11717.

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING, WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO COMPLETE AND MAIL THE PROXY CARD BELOW.

IF YOU PLAN TO ATTEND THE 2003 ANNUAL MEETING OF STOCKHOLDERS, PLEASE MARK THE APPROPRIATE BOX ON THE PROXY CARD BELOW.

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

NEOMEDIA TECHNOLOGIES, INC.


Vote on Directors


      1. Election of directors - The election of the following nominees to the Board of Directors unless otherwise indicated:

         01) A. Hayes  Barclay     04)  Charles T. Jensen
         02) Charles W. Fritz      05)  James J. Keil
         03) William E. Fritz

         For All [  ]        Withhold All [  ]         For All Except [  ]

     To withhold  authority to vote for any  particular  nominee,  mark "For All
     Except"    and    write    the    nominee's     number    on    the    line
     below_____________________________

VOTE ON PROPOSALS

      2. To approve an amendment to NeoMedia's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 1,000,000,000. FOR [ ] AGAINST [ ] ABSTAIN [ ]

      3. To approve the 2003 Stock Option Plan. FOR [ ] AGAINST [ ] ABSTAIN [ ]

      4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.


THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT OF THE COMPANY.

         Please sign your name exactly as it appears on your stock certificate. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If signer is a corporation, please sign in full corporate name by duly authorized officer or officers and affix the corporate seal.



Please indicate if you plan to attend this meeting:  Yes [  ]   No [  ]



---------------------  -------------    -------------------------  -------------
Signature              Date             Signature (Joint Owners)   Date



                                      B-2